UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 13, 2004


                          APPLIED NEUROSOLUTIONS, INC.
             (Exact name of Registrant as Specified in its Charter)



          Delaware                     001-13835                39-1661164
 (State or Other Jurisdiction   (Commission file Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

             50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (847) 573-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On December 13, 2004, Applied NeuroSolutions, Inc. ("APNS") entered into a license agreement with bioMerieux, S.A., covering APNS' technology to diagnose Alzheimer's disease ("AD"). The license agreement covers technology assessment, worldwide licensing, regulatory filing and marketing on a non-exclusive basis.

      The agreement, including all milestones, can be worth in excess of $5 million, plus substantial royalties. The agreement grants bioMerieux an option to further evaluate the APNS technology before going forward.

      A copy of APNS' press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Exhibits.

99.1     Press Release dated December 13, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLIED NEUROSOLUTIONS, INC.


                                              By: /s/ David Ellison
                                                 ------------------------------
                                                 Name:  David Ellison
                                                 Title: Chief Financial Officer

Dated:  December 13, 2004